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                                                                   Exhibit 10.24

                               2002-1 AMENDMENT
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                                      TO
                                      --
                                STEELCASE INC.
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                          DEFERRED COMPENSATION PLAN
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     This is an amendment by Steelcase Inc. ("Employer").

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, Steelcase Inc. adopted the Steelcase Inc. Deferred Compensation Plan on August 6, 1999, effective September 1, 1999 (the "Plan"); and

     WHEREAS, pursuant to Section 6.10 of the Plan, the Employer has reserved the right to amend the Plan at any time; and

     WHEREAS, the Employer desires to amend the Plan to permit the Compensation Committee of the Board of Directors of the Employer to authorize participation in the Plan by eligible employees of related entities.

     NOW THEREFORE, BE IT RESOLVED, the Plan is hereby amended by the addition of a new Section 6.11, "Extension of Coverage," effective March 1, 2001, renumbering all successive sections accordingly, to read as follows:

          "6.11 Extension of Coverage. The Compensation Committee of the Board
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     of Directors may, in its discretion, authorize extension of Plan coverage to eligible Employees of entities related to the Company."

     IN WITNESS WHEREOF, this amendment is executed this 19/th/ day of April, 2001.


                                   STEELCASE INC.


                                   By:   /s/ Nancy W. Hickey
                                      ----------------------------
                                         Sr. Vice President,
                                   Its:  Global Human Resources
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